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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


                                 July 17, 2000
               Date of Report (Date of earliest event reported)


                                 XIRCOM, INC.
            (Exact name of registrant as specified in its charter)


     California                0-19856                   95-4221884
-------------------      -------------------        --------------------
  (State or other          (Commission File           (I.R.S. Employer
  jurisdiction of              Number)               Identification No.)
   incorporation)


                          2300 Corporate Center Drive
                         Thousand Oaks, CA 91320-1420
                   (Address of principal executive offices)

                                (805) 376-9300
             (Registrant's telephone number, including area code)


                                Not Applicable

             (Former name or address, if change since last report)
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Item 5.   Other Events.

          The purpose of this Form 8-K is to file a press release issued by Xircom, Inc. on July 17, 2000 announcing the Company's financial results for the three and nine-month periods ended June 30, 2000. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this
Item 5.

Item 7.   Financial Statements and Exhibits.

          (c)   Exhibits.

99.1 - Press Release dated July 17, 2000 entitled "Xircom Announces Third-Quarter 2000 Results"
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    XIRCOM, INC.


Dated: July 18, 2000                By: /s/ RANDALL H. HOLLIDAY
                                    -----------------------------
                                    Randall H. Holliday
                                    Secretary and General Counsel
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                DESCRIPTION
-------               -----------
  99.1 Press Release dated July 17, 2000 entitled "Xircom Announces Third-Quarter 2000 Results"